                                                                     EXHIBIT 4.4





                                CAREMARK RX, INC.


                                       to


                            WILMINGTON TRUST COMPANY,
                                   as Trustee





                                    INDENTURE


                         Dated as of September 29, 1999

                                TABLE OF CONTENTS

                                                                                                       Page

ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION........................................1

     SECTION 1.1.     Definitions........................................................................1
     SECTION 1.2.     Compliance Certificate and Opinions................................................9
     SECTION 1.3.     Forms of Documents Delivered to Trustee............................................9
     SECTION 1.4.     Acts of Holders...................................................................10
     SECTION 1.5.     Notices, etc. to Trustee and Company..............................................12
     SECTION 1.6.     Notice to Holders; Waiver.........................................................12
     SECTION 1.7.     Conflict with Trust Indenture Act.................................................12
     SECTION 1.8.     Effect of Headings and Table of Contents..........................................12
     SECTION 1.9.     Successors and Assigns............................................................13
     SECTION 1.10.    Separability Clause...............................................................13
     SECTION 1.11.    Benefits of Indenture.............................................................13
     SECTION 1.12.    Governing Law.....................................................................13
     SECTION 1.13.    Non-Business Days.................................................................13

ARTICLE II DEBENTURE FORMS..............................................................................13

     SECTION 2.1.     Forms Generally...................................................................13
     SECTION 2.2.     Form of Face of Debenture.........................................................14
     SECTION 2.3.     Form of Reverse Debenture.........................................................18
     SECTION 2.4.     Form of Trustee's Certificate of Authentication...................................21
     SECTION 2.5.     Form of Conversion Notice.........................................................21

ARTICLE III DEBENTURES..................................................................................23

     SECTION 3.1.     Title and Terms; Paying Agent.....................................................23
     SECTION 3.2.     Denominations.....................................................................24
     SECTION 3.3.     Execution, Authentication, Delivery and Dating....................................24
     SECTION 3.4.     Temporary Debentures..............................................................24
     SECTION 3.5.     Registration, Transfer and Exchange...............................................25
     SECTION 3.6.     Mutilated, Destroyed, Lost and Stolen Debentures..................................26
     SECTION 3.7.     Payment of Interest; Interest Rights Preserved....................................27
     SECTION 3.8.     Persons Deemed Owners.............................................................29
     SECTION 3.9.     Cancellation......................................................................29
     SECTION 3.10.    Computation of Interest...........................................................29
     SECTION 3.11.    Deferrals of Interest Payment Dates...............................................29
     SECTION 3.12.    Right of Set-Off..................................................................30
     SECTION 3.13.    Agreed Tax Treatment..............................................................30
     SECTION 3.14.    Shortening or Extension of Stated Maturity........................................31
     SECTION 3.15.    Cusip Numbers.....................................................................31

ARTICLE IV SATISFACTION AND DISCHARGE...................................................................31

     SECTION 4.1.     Satisfaction and Discharge of Indenture...........................................31
     SECTION 4.2.     Application of Trust Money........................................................32

ARTICLE V REMEDIES......................................................................................32

     SECTION 5.1.     Events of Default.................................................................32
     SECTION 5.2.     Acceleration of Maturity; Rescission and Annulment................................33
     SECTION 5.3.     Collection of Indebtedness and Suits for Enforcement by Trustee...................35
     SECTION 5.4.     Trustee May File Proofs of Claim..................................................35
     SECTION 5.5.     Trustee May Enforce Claims Without Possession of Debentures.......................36
     SECTION 5.6.     Application of Money Collected....................................................36
     SECTION 5.7.     Limitation on Suits...............................................................37
     SECTION 5.8.     Unconditional Right of Holders to Receive Principal, Premium and
                           Interest; Direct Action by Holders of Preferred Securities...................37
     SECTION 5.9.     Restoration of Rights and Remedies................................................37
     SECTION 5.10.    Rights and Remedies Cumulative....................................................38
     SECTION 5.11.    Delay or Omission Not Waiver......................................................38
     SECTION 5.12.    Control by Holders................................................................38
     SECTION 5.13.    Waiver of Past Defaults...........................................................39
     SECTION 5.14.    Undertaking for Costs.............................................................39

ARTICLE VI TRUSTEE......................................................................................40

     SECTION 6.1.     Certain Duties and Responsibilities...............................................40
     SECTION 6.2.     Notice of Defaults................................................................41
     SECTION 6.3.     Certain Rights of Trustee.........................................................41
     SECTION 6.4.     Not Responsible for Recitals or Issuance of Debentures............................42
     SECTION 6.5.     May Hold Debentures...............................................................42
     SECTION 6.6.     Money Held in Trust...............................................................42
     SECTION 6.7.     Compensation and Reimbursement....................................................42
     SECTION 6.8.     Disqualification; Conflicting Interests...........................................43
     SECTION 6.9.     Corporate Trustee Required; Eligibility...........................................43
     SECTION 6.10.    Resignation and Removal; Appointment of Successor.................................44
     SECTION 6.11.    Acceptance of Appointment by Successor............................................45
     SECTION 6.12.    Merger, Conversion, Consolidation or Succession to Business.......................45
     SECTION 6.13.    Preferential Collection of Claims Against Company.................................45
     SECTION 6.14.    Appointment of Authenticating Agent...............................................46

ARTICLE VII HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY...........................................47

     SECTION 7.1.     Company to Furnish Trustee Names and Addresses of Holders.........................47
     SECTION 7.2.     Preservation of Information, Communications to Holders............................47
     SECTION 7.3.     Reports by Trustee................................................................48
     SECTION 7.4.     Reports by Company................................................................48

ARTICLE VIII CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.......................................48

     SECTION 8.1.     Company May Consolidate, etc., Only on Certain Terms..............................48
     SECTION 8.2.     Successor Corporation Substituted.................................................49

ARTICLE IX SUPPLEMENTAL INDENTURES......................................................................50

     SECTION 9.1.     Supplemental Indentures without Consent of Holders................................50
     SECTION 9.2.     Supplemental Indentures with Consent of Holders...................................51
     SECTION 9.3.     Execution of Supplemental Indentures..............................................52
     SECTION 9.4.     Effect of Supplemental Indentures.................................................52

     SECTION 9.5.     Conformity with Trust Indenture Act...............................................52
     SECTION 9.6.     Reference in Debentures to Supplemental Indentures................................52

ARTICLE X COVENANTS.....................................................................................52

     SECTION 10.1.    Payment of Principal, Premium and Interest........................................52
     SECTION 10.2.    Maintenance of Office or Agency...................................................53
     SECTION 10.3.    Money for Debenture Payments to be Held in Trust..................................53
     SECTION 10.4.    Statement as to Compliance........................................................54
     SECTION 10.5.    Waiver of Certain Covenants.......................................................54
     SECTION 10.6.    Payment of Trust Costs and Expenses...............................................55
     SECTION 10.7.    Additional Covenants..............................................................55

ARTICLE XI REDEMPTION OF SECURITIES AT THE OPTION OF THE COMPANY........................................56

     SECTION 11.1.    Applicability of Article..........................................................56
     SECTION 11.2.    Election to Redeem; Notice to Trustee.............................................56
     SECTION 11.3.    Selection of Debentures to be Redeemed............................................56
     SECTION 11.4.    Notice of Redemption..............................................................57
     SECTION 11.5.    Deposit of Redemption Price.......................................................57
     SECTION 11.6.    Payment of Debentures Called for Redemption.......................................58
     SECTION 11.7.    Right of Redemption of Debentures.................................................58

ARTICLE XII MANDATORY REDEMPTION........................................................................58

     SECTION 12.1.    Mandatory Redemption..............................................................58
     SECTION 12.2.    Notice of Redemption..............................................................59
     SECTION 12.3.    Selection of Debentures to be Redeemed............................................59
     SECTION 12.4.    Right to Require Repurchase of Debentures.........................................59
     SECTION 12.5.    Definitions.......................................................................59

ARTICLE XIII CONVERSION OF SECURITIES...................................................................60

     SECTION 13.1.    Conversion Rights.................................................................60
     SECTION 13.2.    Conversion Procedures.............................................................61
     SECTION 13.3.    Conversion Price Adjustments......................................................62
     SECTION 13.4.    Reclassification, Consolidation, Merger or Sale of Assets.........................66
     SECTION 13.5.    Notice of Adjustments of Conversion Price.........................................66
     SECTION 13.6.    Prior Notice of Certain Events....................................................67
     SECTION 13.7.    Certain Defined Terms.............................................................67
     SECTION 13.8.    Dividend or Interest Reinvestment Plans...........................................68
     SECTION 13.9.    Certain Additional Rights.........................................................68
     SECTION 13.10.   Trustee Not Responsible for Determining Conversion Price or Adjustments...........69

ARTICLE XIV SUBORDINATION OF SECURITIES.................................................................69

     SECTION 14.1.    Debentures Subordinate to Senior Indebtedness.....................................69
     SECTION 14.2.    Payment Over of Proceeds Upon Dissolution, etc....................................69
     SECTION 14.3.    Prior Payment to Senior Indebtedness Upon Acceleration of Debentures..............70
     SECTION 14.4.    No Payment when Senior Indebtedness in Default....................................71
     SECTION 14.5.    Payment Permitted if no Default...................................................71

     SECTION 14.6.    Subrogation to Rights of Holders of Senior Indebtedness...........................71
     SECTION 14.7.    Provisions Solely to Define Relative Rights.......................................72
     SECTION 14.8.    Trustee to Effectuate Subordination...............................................72
     SECTION 14.9.    No Waiver of Subordination Provisions.............................................72
     SECTION 14.10.   Notice to Trustee.................................................................73
     SECTION 14.11.   Reliance on Judicial Order or Certificate of Liquidating Agent....................73
     SECTION 14.12.   Trustee Not Fiduciary for Holders of Senior Indebtedness..........................74
     SECTION 14.13.   Rights of Trustee as Holder of Senior Indebtedness; of Trustee's Rights...........74
     SECTION 14.14.   Article Applicable to Paying Agents...............................................74
     SECTION 14.15.   Certain Conversions or Exchanges Deemed Payment...................................74
     SECTION 14.16.   Trust Funds not Subordinated......................................................75

                  Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Sections 310 to and including 317 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, are a part of and govern the Indenture whether or not physically contained therein) and the Indenture, dated as of September 29, 1999.

Trust Indenture Act Selection                                                   Indenture Selection
-----------------------------                                                   -------------------
Section 310        (a)(1), (2) and(5).........................................  6.9
                   (a)(3).....................................................  Not Applicable
                   (a)(4).....................................................  Not Applicable
                   (b)........................................................  6.8, 6.10
                   (c)........................................................  Not Applicable
Section 311        (a)........................................................  6.13
                   (b)........................................................  6.13
Section 312        (a)........................................................  7.1, 7.2(a)
                   (b)........................................................  7.2(b)
                   (c)........................................................  7.2(c)
Section 313        (a)........................................................  7.3(a)
                   (b)........................................................  7.3(b)
                   (c)........................................................  7.3(a)
                   (d)........................................................  7.3(b)
Section 314        (a)(1), (2) and(3).........................................  7.4
                   (a)(4).....................................................  10.4
                   (b)........................................................  Not Applicable
                   (c)(1).....................................................  1.2
                   (c)(2).....................................................  1.2
                   (c)(3).....................................................  Not Applicable
                   (d)........................................................  Not Applicable
                   (e)........................................................  1.2
                   (f)........................................................  Not Applicable
Section 315        (a)........................................................  6.1(a)
                   (b)........................................................  6.2
                   (c)........................................................  6.1(b)
                   (d)........................................................  6.1(c)
                   (d)(1).....................................................  6.1(a)(1) and 6.1(a)(2)
                   (d)(2).....................................................  6.1(c)(2)
                   (d)(3).....................................................  6.1(c)(3)
                   (e)........................................................  5.14
Section 316        (a)(1)(A)..................................................  5.12
                   (a)(1)(B)..................................................  5.13
                   (a)(2).....................................................  Not Applicable
                   (b)........................................................  5.8
                   (c)........................................................  1.4(f)
Section 317        (a)(1).....................................................  5.3
                   (a)(2).....................................................  5.4
                   (b)........................................................  10.3
Section 318        (a)........................................................  1.7

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Junior Subordinated Indenture.

                  INDENTURE, dated as of September 29, 1999 between CAREMARK RX, INC., a Delaware corporation (the "Company") having its principal office at 3000 Galleria Tower, Suite 1000, Birmingham, Alabama 35244, and WILMINGTON TRUST COMPANY, a Delaware corporation, as Trustee (the "Trustee").

                                    RECITALS

                  A. For its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of securities to be known as its 7.0% Convertible Subordinated Debentures due 2029 (the "Debentures"), the form and substance of such Debentures and the terms, provisions and conditions thereof to be set forth as provided in this Indenture.

                  B. Caremark Rx Capital Trust I, a Delaware statutory business trust (the "Trust"), has offered to the investors $200,000,000 aggregate liquidation amount of preferred interests in such Trust (the "Preferred Securities") and proposes to invest the proceeds from such offering, together with the proceeds of the issuance and sale by the Trust to the Company of $6,186,000 aggregate liquidation amount of common interests in such Trust (the "Common Securities" and collectively with the Preferred Securities, the "Trust Securities"), in $206,186,000 aggregate principal amount of the Debentures.

                  C. The Company has requested that the Trustee execute and deliver this Indenture.

                  D. All requirements necessary to make this Indenture a valid instrument in accordance with its terms, and to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this Indenture have been duly authorized in all respects.

                  E. To provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture.

                  F. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  NOW THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the promises and the purchase of the Debentures by the Holders (as defined herein) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all of the Holders of the Debentures, as follows:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  SECTION 1.1.   Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) All other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles which are generally accepted at the date or time of such computation; provided that when two or more principles are so generally accepted, it means that set of principles consistent with those in use by the Company; and

                  (4) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act" when used with respect to any Holder has the meaning specified in Section 1.4.

                  "Additional Interest" means the interest, if any, that shall accrue on any interest on the Debentures the payment of which has not been made on the applicable Interest Payment Date and which shall accrue at the rate of 7.0% per annum compounded quarterly.

                  "Additional Taxes" means the sum of any additional taxes, duties and other governmental charges to which the Trust has become subject from time to time as a result of a Tax Event.

                  "Administrative Trustee" means each Person identified as an "Administrative Trustee" in the Trust Agreement, solely in such Person's capacity as Administrative Trustee of the Trust under such Trust Agreement and not in such Person's individual capacity, or any successor administrative trustee appointed as therein provided.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, the Trust shall not be deemed to be an Affiliate of the Company. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Debentures.

                  "BHCA Person" has the meaning set forth in Section 31.1(a).

                  "Board of Directors" means either the board of directors of the Company or any committee of the board duly authorized to act hereunder.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York or the State of Delaware are authorized or required by law or executive order to remain closed.

                  "Closing Prices" has the meaning specified in Section 13.7(a).

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.


                  "Common Securities" has the meaning specified in the Recitals of this Indenture.

                  "Common Stock" means the common stock, par value $.001 per share, of the Company.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" and "Company Order" mean, respectively, the written request or order signed in the name of the Company by the Chairman of the Board of Directors, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                  "Conversion Agent" means the Person appointed to act on behalf of the holders of Preferred Securities in effecting the conversion of Preferred Securities to Debentures and Debentures to Common Stock as and in the manner set forth in the Trust Agreement and this Indenture.

                  "Conversion Price" has the meaning specified in Section 13.1.

                  "Conversion Request" means (a) the irrevocable request to be given by a Holder to the Conversion Agent directing the Conversion Agent to convert the Holder's Debenture into shares of Common Stock, and (b) the irrevocable request to be given by a holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such Preferred Securities for Debentures and to convert such Debentures into Common Stock on behalf of such holder.

                  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which at the date hereof is 1100 N. Market Street, Wilmington, Delaware 19801 Attention: Corporate Trust Administration.

                  "Corporation" includes a corporation, association, company, joint-stock company or business trust.

                  "Current Market Price" has the meaning specified in Section 13.3(f).

                  "Debentures" or "Debenture" has the meaning specified in the Recitals to this Indenture.

                  "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 3.5.

                  "Defaulted Interest" has the meaning specified in Section 3.7.

                  "Depositary" means, with respect to the Debentures issuable or issued in whole or in part in the form of one or more Global Debentures, the Person designated as Depositary by the Company pursuant to this Indenture or any successor thereto.

                  "Distributions," with respect to the Trust Securities, means amounts payable in respect of such Trust Securities as provided in the Trust Agreement and referred to therein as "Distributions."

                  "Dollar" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

                  "Event of Default" has the meaning specified in Article V.

                  "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

                  "Expiration Date" has the meaning specified in Section 1.4(h).

                  "Extension Period" has the meaning specified in Section 2.2.

                  "Global Debenture" means a Debenture in the form prescribed in
Section 2.2 and 2.3 evidencing all or part of the Debentures, issued to the Depositary or its nominee, and registered in the name of such Depositary or its nominee.

                  "Guarantee," with respect to the Trust Securities, means the guarantee by the Company of Distributions on such Trust Securities to the extent provided in the Guarantee Agreement.

                  "Guarantee Agreement," with respect to the Trust Securities, means the Preferred Securities Guarantee Agreement, dated as of September 29, 1999, between the Company and Wilmington Trust Company, as guarantee trustee, as amended from time to time.

                  "Holder" means a Person in whose name a Debenture is registered in the Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Interest Payment Date" means the Stated Maturity of an installment of interest on the Debentures.

                  "Junior Subordinated Payment" has the meaning specified in
Section 14.2.

                  "Like Amount" means with respect to a redemption of Debentures pursuant to Article XII in connection with a Change of Control, Debentures having a principal amount equal to the Liquidation Amount of Trust Securities to be redeemed in accordance with Article X of the Trust Agreement.

                  "Liquidation Amount" means the stated amount of $50 per Trust Security.

                  "Maturity" when used with respect to the Debentures means the date on which the principal of the Debentures becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, in connection with a Change of Control or otherwise.

                  "Notice of Default" means a written notice of the kind specified in Section 6.2.

                  "NYSE" has the meaning specified in Section 13.3(f).

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board of Directors, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                  "Original Issue Date" means September 29, 1999.

                  "Outstanding" means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except:

                          (i) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                          (ii) Debentures for whose payment or redemption price money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Debentures; and

                          (iii) Debentures in substitution for or in lieu of which other Debentures have been authenticated and delivered or which have been paid pursuant to Section 3.6, unless proof satisfactory to the Trustee is presented that any such Debentures are held by Holders in whose hands such Debentures are valid, binding and legal obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Debentures have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which the Trustee actually knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor. Upon the written request of the Trustee, the Company promptly shall furnish to the Trustee an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of the Company or any other obligor on the Debentures or any Affiliate of the Company or such obligor, and, subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures not listed therein are Outstanding for the purpose of any such determination.

                  "Paying Agent" means the Trustee or any Person authorized by the Company to pay the principal of, premium, if any, or interest on the Debentures on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment" means, with respect to the Debentures, the place or places where the principal of, premium, if any, and interest on the Debentures are payable pursuant to Section 3.11.

                  "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 3.6 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.


                  "Preferred Securities" has the meaning specified in the Recitals of this Indenture.

                  "Proceeding" has the meaning specified in Section 14.2.

                  "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the Trust Agreement, solely in its capacity as Property Trustee of such Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

                  "Purchased Shares" has the meaning specified in Section
13.3(e).

                  "Redemption Date," when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price," when used with respect to any Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the date which is 15 days next preceding such Interest Payment Date (whether or not a Business Day).

                  "Responsible Officer" when used with respect to the Trustee means any officer of the Trustee assigned by the Trustee from time to time to administer its corporate trust matters.

                  "Rights Plan" means a plan of the Company, if any, providing for the issuance by the Company to all holders of Common Stock of rights entitling the holders thereof to subscribe for or purchase shares of Common Stock or any class or series of preferred stock of the Company, which rights (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case until the occurrence of a specified event or events.

                  "SEC Reports" shall have the meaning specified in Section 7.4.

                  "Senior Indebtedness" means, with respect to the Company, whether outstanding at the date of execution of this Indenture or thereafter incurred, created or assumed the (i) principal, premium, if any, and interest (including any interest accruing after the filing of any bankruptcy or insolvency proceeding whether or not such interest constitutes an allowable claim in such proceeding) of (A) indebtedness of such obligor for money borrowed under any credit agreements, notes, guarantees or similar documents and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor, (ii) all capital lease obligations of such obligor, (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business),
(iv) all obligations of such obligor for the reimbursement on any letter of credit bankers' acceptance, security purchase facility or similar credit transaction, (v) all obligations of such obligor (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreements, commodity hedge transactions or other similar instruments or agreements or foreign currency hedge, exchange, purchase or similar instruments or agreements, (vi) all obligations of the types referred to in clauses (i) through (v) above of other persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise and (vii) all obligations of the types referred to in clauses (i) through (vi) above of other persons secured by any lien on any property or asset of such obligor (whether or not such obligation is assumed by such obligor); provided, however, that Senior Indebtedness shall not include (1) any such indebtedness that is by its terms expressly subordinated to or pari passu with the Convertible Subordinated Debentures and (2) any indebtedness between or among such obligor and its Affiliates, including all debt securities and guarantees in respect of those debt securities, issued to any trust, or a trustee of such trust, partnership or other entity affiliated with the Company that is a financing vehicle of the Company (a "financing entity") in connection with the issuance by such financing entity of preferred securities or other securities that rank pari passu with, or junior to, the Preferred Securities. Such Senior Indebtedness shall continue to be Senior Indebtedness and be entitled to the benefits of the subordination provisions irrespective of any deferrals, renewals, extensions or refundings of, or amendments, modifications, supplements or waivers of any term of such Senior Indebtedness.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

                  "Stated Maturity" when used with respect to any Debenture or any installment of principal thereof or interest thereon means the date specified pursuant to the terms of such Debenture as the date on which the principal of such Debenture or such installment of interest is due and payable, in the case of such principal, as such date may be shortened or extended as provided pursuant to the terms of such Debenture and this Indenture.

                  "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Tax Event" means the receipt by the Trust of an Opinion of Counsel (as defined in the Trust Agreement) experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which proposed change, pronouncement or decision is announced on or after the date of issuance of the Preferred Securities, there is more than an insubstantial risk that: (i) the Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the Debentures; (ii) interest payable by the Company on the Debentures is not, or within 90 days of the date of such Opinion of Counsel, will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes; or (iii) such Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                  "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are generally not traded on the applicable securities exchange or in the applicable securities market.

                  "Trust" has the meaning specified in the second recital of this Indenture.

                  "Trust Agreement" means the Amended and Restated Trust Agreement dated as of September 29, 1999 between the Company, as depositor, James H. Dickerson, Jr., Howard A. McLure and Sara J. Finley, as Administrative Trustees, Wilmington Trust Company as Delaware Trustee and as Property Trustee, as amended from time to time.

                  "Trust Securities" has the meaning specified in the second recital of this Indenture.

                  "Trust Securities Repurchase Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accrued and unpaid Distributions and Liquidated Damages pursuant to the Registration Rights Agreement, if any, to the Repurchase Date, paid by the Trust upon the repurchase of Trust Securities pursuant to Article X of the Trust Agreement in connection with the Change of Control.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include such successor Trustee.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbb), as amended and as in effect on the date as of this Indenture, except as provided in Section 9.5.

                  "Trust Securities" has the meaning specified in the Recitals of this Indenture.

                  "Vice President," when used with respect to the Company means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                  SECTION 1.2. Compliance Certificate and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company will furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including covenants, compliance with which constitute a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 10.5) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made or caused to be made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.3. Forms of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel rendering such Opinion of Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.4. Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.4.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

                  (d) The ownership of Debentures shall be proved by the Debenture Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

                  (f) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Debentures entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Debentures, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of the relevant

Outstanding Debentures on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of the relevant Outstanding Debentures on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of the relevant Outstanding Debentures on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of the relevant Debentures in the manner set forth in Section 1.6.

                  (g) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Debentures entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(2) or (iv) any direction referred to in
Section 5.12. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Debentures on such record date shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date, provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of the Outstanding Debentures on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of the Outstanding Debentures on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of the Debentures in the manner set forth in Section 1.6.

                  (h) With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of the Outstanding Debentures in the manner set forth in Section 10.6 on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section 1.4, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this Section 1.4(h). Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  (i) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any Debenture may do so with regard to all or any part of the principal amount of such Debenture or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

                  SECTION 1.5. Notices, etc. to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder, any holder of Preferred Securities or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company by the Trustee, any Holder or any holder of Preferred Securities shall be sufficient for every purpose hereunder (except as otherwise provided in Section 5.1) if in writing and mailed, first class, postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 1.6. Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Debenture Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  SECTION 1.7. Conflict with Trust Indenture Act.

                  (a) This Indenture shall be subject to the provisions of the Trust Indenture Act whether or not such provisions are required or deemed to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                  (b) If any provision hereof limits, qualifies or conflicts with another provision hereof which is or would be required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                  SECTION 1.8. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.9. Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 1.10. Separability Clause.

                  In case any provision of this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11. Benefits of Indenture.

                  Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns, the holders of Senior Indebtedness, the Holders of the Debentures and, to the extent expressly provided in Sections 5.2, 5.8, 5.9, 5.11, 5.13, 9.1 and 9.2, the holders of Preferred Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12. Governing Law.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

                  SECTION 1.13. Non-Business Days.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debenture shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Debentures) payment of principal of, premium, if any, and interest thereon need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity).

                                   ARTICLE II

                                 DEBENTURE FORMS

                  SECTION 2.1. Forms Generally.

                  The Debentures and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article II, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or automated quotation system on which the Debentures may be listed or traded or as may, consistently herewith, be determined by the officers executing such Debentures, as evidenced by their execution of the Debentures.

                  The definitive Debentures shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, if required by any securities exchange or automated quotation system on which the Debentures may be listed or traded, on a steel engraved border or steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange or automated quotation system on which the Debentures may be listed or traded, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

                  SECTION 2.2. Form of Face of Debenture.

                           THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE
                  SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, RESOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER HEREOF MAY NOT ENGAGE IN HEDGING TRANSACTIONS IN THIS SECURITY UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE WITH THE SECURITIES ACT.

                           THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF
                  AGREES TO OFFER, RESELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THE LATER OF (X) TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW ONLY
                  (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRANSFER AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
                  (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY

                  TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. ANY TRANSFER OF THIS SECURITY IS REQUIRED TO BE MADE IN COMPLIANCE WITH THE APPLICABLE STATE SECURITIES LAWS AND APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS.

                           THE HOLDER OF THIS SECURITY AGREES THAT IT WILL
                  DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.


Any global security issued hereunder shall, in addition to the provisions set forth above contain a legend in substantially the following form:

                           THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING
                  OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                           UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED
                  REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK) TO CAREMARK RX, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                                CAREMARK RX, INC.

                    7.0% Convertible Subordinated Debentures

No. _____                                                           $206,186,000

                  CAREMARK RX, INC., a corporation organized and existing under the laws of the state of Delaware (the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Caremark Rx Capital Trust I, or registered assigns, the principal sum of 206,186,000 Dollars on October 1, 2029; provided that the Company, subject to certain conditions set forth in Section 3.14 of the Indenture, may shorten the Stated Maturity of the principal of this Debenture to a date not earlier than October 1, 2014. The Company further promises to pay interest on said principal sum from September 29, 1999, or from the most recent interest payment date (each such date, an "Interest Payment Date") on which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on January 1, April 1, July 1 and October 1 of each year, commencing January 1, 2000, at the rate of 7.0% per annum, until the principal hereof shall have become due and payable, plus Additional Interest, if any, until the principal hereof is paid or duly provided for or made available for payment and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the rate of 7.0% per annum, compounded quarterly. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Debenture is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in The City of New York or the State of Delaware are authorized or required by law or executive order to remain closed. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the 15th day of the month next preceding such Interest Payment Date (whether or not a Business Day). Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debentures not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Debentures may be listed or traded, and upon such notice as may be required by such exchange or self-regulatory organization, all as more fully provided in the Indenture.

                  So long as no Event of Default has occurred and is continuing, the Company shall have the right at any time during the term of this Debenture to defer payment of interest on this Debenture, at any time or from time to time, for up to 20 consecutive quarterly interest payment periods with respect to each deferral period (each an "Extension Period"), during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which the Company shall pay all interest then accrued and unpaid (together with Additional Interest thereon to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of this Debenture; and provided, further, that during any such Extension Period, the Company shall not, and shall not permit any Subsidiary of the Company to, (i) declare or pay any dividends or distributions on or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, (ii) make any payment of principal of, premium, if any, or interest or on or repay, repurchase or redeem any debt security of the Company that ranks pari passu with or junior in interest to this Debenture or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to this Debenture (other than (a) dividends or distributions in the Company's capital stock, (b) any declaration of a dividend in connection with the implementation of a Rights Plan or the redemption or repurchase of any rights distributed pursuant to a Rights Plan, (c) payments under the Guarantee with respect to this Debenture and (d) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers or employees, related to the issuance of Common Stock or rights under a dividend reinvestment and stock purchase plan or related to the issuance of Common Stock (or securities convertible or exchangeable for Common Stock) as consideration in an acquisition transaction that was entered into prior to the commencement of such Extension Period). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Extension Period shall exceed 20 consecutive quarters or extend beyond the Stated Maturity of the principal of this Debenture. Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period except at the end thereof. If the Trust is the sole Holder of this Debenture, the Company shall give the Trustees notice of its selection of such Extension Period one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities would be payable but for such deferral or (ii) the date the Administrative Trustees are required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date. If the Trustee shall not be the sole Holder of this Debenture, the Company shall give the Holders of this Debenture notice of its selection of such Extension Period ten Business Days prior to the earlier of (i) the next Interest Payment Date or
(ii) the date the Company is required to give notice to any applicable securities exchange or self-regulatory organization or to the Holders of this Debenture of the record or payment date of such related interest payment.

                  Payment of principal of, premium, if any, and interest on this Debenture shall be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made, except in the case of Debentures in global form, by check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register.

                  The indebtedness evidenced by this Debenture is, to the extent provided in the Indenture, subordinate and subject in right of payments to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

                  Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                CAREMARK RX, INC.


                                By:
                                   ---------------------------------------
                                        [President or Vice President]


                                Attest:
                                       -----------------------------------
                                        [Secretary or Assistant Secretary]


                  SECTION 2.3. Form of Reverse Debenture.

                  This Debenture is one of a duly authorized issue of securities of the Company, designated as its 7.0% Convertible Subordinated Debentures (the "Debentures"), limited in aggregate principal amount to $206,186,000 issued under an Indenture, dated as of September 29, 1999 (the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Debentures, and of the terms upon which the Debentures are, and are to be, authenticated and delivered. All capitalized terms used but not defined in this Debenture that are defined in the Indenture or in the Amended and Restated Trust Agreement, dated as of September 29, 1999 (the "Trust Agreement"), among Caremark Rx, as Depositor, and the Trustees named therein, shall have the meanings assigned to them in the Indenture or the Trust Agreement, as the case may be.

                  The Company may at any time, at its option, on or after October 15, 2002, and subject to the terms and conditions of Article XI of the Indenture, redeem this Debenture in whole at any time or in part from time to time at the redemption prices set forth below, in each case, together with accrued and unpaid interest, including Additional Interest and liquidated damages pursuant to the Registration Rights Agreement, if any, to the Redemption Date, upon not less than 30 nor more than 60 days' prior written notice, if redeemed during the 12-month period commencing on October 1 (October 15 in the case of 2002) of each of the years set forth below.

                                                                                     Price Per $50
Year                                                                                 Principal Amount
----                                                                                 ----------------
2002.............................................................................    $52.00
2003.............................................................................    $51.50
2004.............................................................................    $51.00
2005.............................................................................    $50.50
2006 and thereafter..............................................................    $50.00

                  Upon the occurrence and during the continuation of a Tax Event, the Company may, at its option, at any time within 90 days of the occurrence of such Tax Event redeem this Debenture, in whole or in part, subject to the provisions of Section 11.7 and the other provisions of Article XI of the Indenture, at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest, including Additional Interest and liquidated damages pursuant to the Registration Rights Agreement, if any, to the Redemption Date. Upon the occurrence of a Change in Control, the Company is required to redeem Debentures issued under the Indenture equal in aggregate principal amount to the Liquidation Amount of Preferred Securities required to be repurchased by the Trust upon such a Change of Control in accordance with Article X of the Trust Agreement. In the event of redemption of this Debenture in part only, a new Debenture or Debentures for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof. If at any time Debentures are distributed to Holders of Preferred Securities upon a liquidation of the Trust permitted by the Trust Agreement, such Holders shall have the right to require the Company to repurchase Debentures upon a Change of Control in accordance with Article XII of the Indenture.

                  The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Debenture upon compliance by the Company with certain conditions set forth in the Indenture.

                  The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Debentures, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Debentures. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

                  As provided in and subject to the provisions of the Indenture, if an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures may declare the principal amount of all the Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, in the case of the Debentures issued to the Trust, if upon an Event of Default the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures fail to declare the principal of all the Debentures to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration the principal amount of and the accrued interest, including Additional Interest, if any, on all the Debentures shall become immediately due and payable, provided that the payment of principal and interest, including Additional Interest, if any, on such Debentures shall remain subordinated to the extent provided in Article XIV of the Indenture.

                  Subject to Section 13.1(a) of the Indenture, the Holder of any Debenture has the right, exercisable at any time on or before 5:00 p.m. (New York City time) on the second Business Day immediately preceding the date of repayment of the Debentures, whether at maturity or upon redemption (either at the option of the Company or pursuant to a Tax Event), to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into fully paid and nonassessable shares of Common Stock at an initial conversion rate of 6.7125 shares of Common Stock for each $50 in aggregate principal amount of Debentures (equal to a Conversion Price of $7.4488 per share of Common Stock), subject to adjustment under certain circumstances. The number of shares issuable upon conversion of a Debenture is determined by dividing the principal amount of the Debenture to be converted by the Conversion Price in effect on the Conversion Date. No fractional shares of Common Stock shall be issued upon conversion and, in lieu thereof, a cash payment shall be made for any fractional interest. The outstanding principal amount of any Debenture shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock.

                  To convert a Debenture, a Holder shall (i) complete and sign a Conversion Request substantially in the form attached hereto, (ii) surrender the Debenture to the Conversion Agent, (iii) furnish appropriate endorsements or transfer documents if required by the Debenture Registrar or Conversion Agent and (iv) pay any transfer or similar tax, if required. If a Conversion Request is delivered on or after the Regular Record Date and prior to the subsequent Interest Payment Date, the Holder shall be required to pay to the Company the interest payment to be made on the subsequent Interest Payment Date, and shall be entitled to receive the interest payable on the subsequent Interest Payment Date, on the portion of Debentures to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. Notwithstanding the foregoing, if, during an Extension Period, a notice of redemption is mailed pursuant to Section 11.4 of the Indenture and a Debenture is converted after such mailing but prior to the relevant Redemption Date, all accrued but unpaid interest (including Additional Payments, if any) through the date of conversion shall be paid to the holder of such Debenture on the Redemption Date. Except as otherwise provided in the immediately preceding two sentences, in the case of any Debenture which is converted, interest with a Stated Maturity which is after the date of conversion of such Debenture shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest (including Additional Payments, if any) on the Debentures being converted, which shall be deemed to be paid in full. If any Debenture called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Debenture shall (subject to any right of the Holder of such Debenture or any Predecessor Debenture to receive interest as provided in the last paragraph of Section 3.7 of the Indenture and this paragraph) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

                  No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Debenture Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company maintained under Section 10.2 of the Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new

Debentures, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  The Debentures are issuable only in registered form without coupons in denominations of $50 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

                  The Company and, by its acceptance of this Debenture or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Debenture agree that for United States federal, state and local tax purposes it is intended that this Debenture constitute indebtedness.

                  THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  SECTION 2.4. Form of Trustee's Certificate of Authentication.

                  This is one of the Debentures referred to in the within mentioned Indenture.

Dated:

                                        ----------------------------------------
                                        as Trustee


                                        By:
                                           -------------------------------------
                                           Authorized Signatory


                  SECTION 2.5. Form of Conversion Notice.

                               CONVERSION REQUEST

To:      Caremark Rx, Inc.

                  The undersigned owner of these Debentures hereby irrevocably elects to convert these Debentures, or the portion below designated, into Common Stock of the Company (the "Common Stock") in accordance with the terms of the Indenture (the "Indenture"), dated as of September 29, 1999, between the Company and Wilmington Trust Company, as Trustee.

                  The undersigned owner of these Debentures hereby directs the Conversion Agent to convert such Debentures on behalf of the undersigned into Common Stock at the Conversion Price specified in the Indenture. The undersigned owner of these Debentures also hereby notifies the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, should be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:
     ------------------

Principal Amount of Debentures to be converted ($50 or integral multiples thereof):
          --------------

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

-----------------------

-----------------------

-----------------------

(Sign exactly as your name appears on the other side of this Debenture) (for conversion only)

Please print or type name and address, including zip code, and social security or other identifying number:

-----------------------

-----------------------

-----------------------



Signature Guarantee: (*)
                        ---------------------------------




--------
(*) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                  ARTICLE III

                                   DEBENTURES

                  SECTION 3.1. Title and Terms; Paying Agent.

                  The aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture is limited to $206,186,000, except for Debentures authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debentures pursuant to Section 3.4, 3.5, 3.6, 9.6, 11.6 or 12.1 and except for any Debentures which, pursuant to the last paragraph of Section 3.3, are deemed never to have been authenticated and delivered hereunder.

                  The Debentures shall be known and designated as the "7.0% Convertible Subordinated Debentures due 2029" of the Company. Their Stated Maturity shall be October 1, 2029, or if the Company elects to accelerate the maturity date in accordance with Section 5.2 hereof, such earlier date as the Company selects, but in no event before October 1, 2014.

                  The Debentures shall bear interest at the rate of 7.0% per annum, from September 29, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly (subject to deferral as set forth herein), in arrears, on January 1, April 1, July 1 and October 1 of each year, commencing January 1, 2000 until the principal thereof is paid or made available for payment. Accrued interest that is not paid on the applicable Interest Payment Date (even if unpaid due to an extension of an interest payment period as set forth below in this Section 3.1) shall bear Additional Interest on the amount thereof. In the event that any date on which interest is payable on the Debentures is not a Business Day, then a payment of the interest payable on such date shall be made on the next succeeding day which is a Business Day (except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day) (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on the date the payment was originally payable.

                  The principal of, premium, if any, and interest on the Debentures shall be payable at the office of the Paying Agent or Paying Agents as the Company may designate for such purpose from time to time, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made, except in the case of Global Debentures, by check mailed to the address of the Person entitled thereto as such address shall appear in the Debenture Register.

                  The Company designates the Trustee as the initial Paying Agent with respect to the Debentures. The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent or approve a change in the office through which any Paying Agent acts pursuant to Section 10.2.

                  The Debentures shall be subordinated in right of payment to Senior Indebtedness as provided in Article XIV.

                  SECTION 3.2. Denominations.

                  The Debentures shall be in registered form without coupons and shall be issuable in denominations of $50 and any integral multiple thereof.

                  SECTION 3.3. Execution, Authentication, Delivery and Dating.

                  The Debentures shall be executed on behalf of the Company by its Chief Executive Officer, President or one of its Vice Presidents under its corporate seal reproduced or impressed thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile. Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures. The Debentures may contain such notations, legends or endorsements required by law, stock exchange rule or usage. Each Debenture shall be dated the date of its authentication by the Trustee.

                  A Debenture shall not be valid until manually authenticated by an authorized signatory of the Trustee, or by an Authenticating Agent. Such signature shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Debenture shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debenture to the Trustee for cancellation as provided in Section 3.9, for all purposes of this Indenture such Debenture shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Debentures signed by its Chief Executive Officer, President or any Vice President and its Treasurer or any Assistant Treasurer, and the Trustee in accordance with such written order shall authenticate and deliver such Debentures.

                  In authenticating such Debentures and accepting the additional responsibilities under this Indenture in relation to such Debentures, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the form and terms thereof have been established in conformity with the provisions of this Indenture.

                  The Trustee shall not be required to authenticate such Debentures if the issue of such Debentures pursuant to this Indenture shall affect the Trustee's own rights, duties or immunities under the Debentures and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

                  Each Debenture shall be dated the date of its authentication.

                  SECTION 3.4. Temporary Debentures.

                  Pending the preparation of definitive Debentures, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary

Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

                  If temporary Debentures are issued, the Company will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at the office or agency of the Company designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor one or more definitive Debentures, of any authorized denominations having the same Original Issue Date and Stated Maturity and having the same terms as such temporary Debentures. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

                  SECTION 3.5. Registration, Transfer and Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Trustee is hereby appointed "Debenture Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided.

                  Upon surrender for registration of transfer of any Debenture at the office or agency of the Company designated for that purpose the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms.

                  At the option of the Holder, Debentures may be exchanged for other Debentures of any authorized denominations, of a like aggregate principal amount, of the same Original Issue Date and Stated Maturity and having the same terms, upon surrender of the Debentures to be exchanged at such office or agency; provided that, any Holder which is a BHCA Person shall be subject to the transfer restrictions set forth in Section 13.1(a) hereof. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Debentures which the Holder making the exchange is entitled to receive.

                  All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

                  Every Debenture presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Debenture Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to a Holder for any transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Debentures.

                  The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Debentures:

                  (1) Each Global Debenture authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Debenture or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Debenture shall constitute a single Debenture for all purposes of this Indenture.

                  (2) Notwithstanding any other provision in this Indenture, no Global Debenture may be exchanged in whole or in part for Debentures registered, and no transfer of a Global Debenture in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Debenture or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Debenture or (ii) has ceased to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as depositary, in either case unless the Company has approved a successor Depositary within 90 days, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Debenture or
         (C) the Company in its sole discretion determines that such Global Debenture shall be so exchangeable or transferable.

                  (3) Subject to clause (2) above, any exchange of a Global Debenture for other Debentures may be made in whole or in part, and all Debentures issued in exchange for a Global Debenture or any portion thereof shall be registered in such names as the Depositary for such Global Debenture shall direct.

                  (4) Every Debenture authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Debenture or any portion thereof, whether pursuant to this Section 3.5,
         Section 3.4, 3.6, 9.6 or 11.6 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Debenture, unless such Debenture is registered in the name of a Person other than the Depositary for such Global Debenture or a nominee thereof.

                  Neither the Company nor the Trustee shall be required, pursuant to the provisions of this Section 3.5, (a) to issue, register the transfer of or exchange any Debenture during a period beginning at the opening of business 15 days before the day of selection for redemption of Debentures pursuant to Article XI and ending at the close of business on the day of mailing of notice of redemption or (b) to register the transfer of or exchange any Debenture so selected for redemption in whole or in part, except, in the case of any Debenture to be redeemed in part, any portion thereof not to be redeemed.

                  SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Debentures.

                  If any mutilated Debenture is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Debenture of like tenor and principal amount, having the same Original Issue Date and Stated Maturity and bearing the same interest rate as such mutilated Debenture, and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and to the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Debenture and (ii) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount, having the same Original Issue Date and Stated Maturity and bearing the same interest rate as such destroyed, lost or stolen Debenture and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

                  Upon the issuance of any new Debenture under this Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Debenture issued pursuant to this Section 3.6 in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder.

                  The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

                  SECTION 3.7. Payment of Interest; Interest Rights Preserved.

                  Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest payment, except that, unless otherwise provided in the Debentures, interest payable on the Stated Maturity of the principal of a Debenture shall be paid to the Person to whom principal is paid. The initial payment of interest on any Debenture which is issued between a Regular Record Date and the related Interest Payment Date shall be payable as provided in such Debenture. At the option of the Company, interest on any Debentures may be paid (i) by check mailed to the address of the Person entitled thereto as it shall appear on the Debenture Register or (ii) in the case of a Global Debenture, by wire transfer in immediately available funds at such place and to such account as designated by the Person entitled thereto as specified in the Debenture Register.

                  Any interest on any Debenture which is payable, but is not timely paid or duly provided for, on any Interest Payment Date ("Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than ten days prior to the date of the proposed payment and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class, postage prepaid, to each Holder of a Debenture at the address of such Holder as it appears in the Debenture Register not less than ten days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in New York City, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Debentures may be listed or traded and, upon such notice as may be required by such exchange (or by the Trustee if the Debentures are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

                  Any interest on any Debenture which is deferred or extended pursuant to Section 3.11 shall not be Defaulted Interest for the purposes of this Section 3.7.

                  Subject to the foregoing provisions of this Section 3.7, each Debenture delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.

                  SECTION 3.8. Persons Deemed Owners.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Debenture is registered on the Debenture Register as the owner of such Debenture for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.7) interest on such Debenture and for all other purposes whatsoever, whether or not such Debenture be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 3.9. Cancellation.

                  All Debentures surrendered for payment, redemption, registration of transfer, conversion or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Debentures and Debentures surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly canceled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures canceled as provided in this Section 3.9, except as expressly permitted by this Indenture. All canceled Debentures shall be returned by the Trustee to the Company and destroyed by the Company.

                  SECTION 3.10. Computation of Interest.

                  Interest on the Debentures payable for any full quarterly period shall be computed on the basis of a 360-day year of twelve 30-day months and interest on the Debentures for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months.

                  SECTION 3.11. Deferrals of Interest Payment Dates.

                  So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of the Debentures, from time to time to defer the payment of interest on the Debentures for up to 20 consecutive quarterly interest payment periods with respect to each deferral period (each, an "Extension Period"), during which Extension Periods the Company shall have the right to make partial payments of interest on any Interest Payment Date. No Extension Period shall end on a date other than an Interest Payment Date. At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Debentures (together with Additional Interest thereon, if any, at the rate of 7.0%, to the extent permitted by applicable law) to the Persons in whose names the Debentures are registered at the close of business on the Regular Record Date with respect to the Interest Payment Date at the end of such Extension Period; provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Debentures; and provided, further, that during any such Extension Period, the Company shall not, and shall not permit any Subsidiary to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, (ii) make any payment of principal of, premium, if any, or interest on or repay, repurchase or redeem any debt security of the Company that ranks pari passu with or junior in interest to the Debentures or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company that by their terms rank pari passu with or junior in interest to the Debentures (other than (a) dividends or distributions in the Company's capital stock, (b) any declaration of a dividend in connection with the implementation of a Rights Plan, or the redemption or repurchase of any rights distributed pursuant to a Rights Plan, (c) payments under the Guarantee with respect to such Debenture and
(d) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers or employees, related to the issuance of Common Stock or rights under a dividend reinvestment and stock purchase plan or related to the issuance of Common Stock (or securities convertible or exchangeable for Common Stock) as consideration in an acquisition transaction that was entered into prior to the commencement of such Extension Period). Prior to the termination of any such Extension Period, the Company may further defer the payment of interest, provided that no Extension Period shall exceed 20 consecutive quarterly periods or extend beyond the Stated Maturity of the principal of the Debentures. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. If the Property Trustee shall be the sole Holder of the Debentures, the Company shall give the Administrative Trustees and the Property Trustee written notice of its election to begin any such Extension Period at least one Business Day prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities of the Trust would be payable but for such deferral or
(ii) the date the Administrative Trustees of the Trust are required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date. If the Property Trustee shall not be the sole Holder of the Debentures, the Company shall give Holders written notice of its election to begin any such Extension Period at least ten Business Days prior to the earlier of (i) the next succeeding date Interest Payment Date or (ii) the date the Company is required to give notice to any securities exchange or other applicable self-regulatory organization or to Holders of the record date or the date of such Interest Payment Date. Notwithstanding any other provision of this Indenture, for all purposes under this Indenture Distributions on the Debentures shall not be deemed payable, and the deferral of Distributions shall not constitute an Event of Default, at any time during which an Extension Period is in effect.

                  The Trustee shall promptly give notice, in the name and at the expense of the Company, of the Company's election to begin any such Extension Period to the Holders of the Outstanding Debentures.

                  SECTION 3.12. Right of Set-Off.

                  Notwithstanding anything to the contrary in the Indenture, the Company shall have the right to set-off any payment it is otherwise required to make thereunder in respect of any Debenture to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee or under Section 5.8 of this Indenture.

                  SECTION 3.13. Agreed Tax Treatment.

                  Each Debenture issued hereunder shall provide that the Company and, by its acceptance of a Debenture or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Debenture intend that such Debenture constitutes indebtedness and agree to treat such Debenture as indebtedness for United States federal, local and state tax purposes.

                  SECTION 3.14. Shortening of Stated Maturity.

                  Upon the occurrence of a Tax Event and subject to (i) the receipt by the Company of an opinion of independent tax counsel experienced in such matters that after advancing the Stated Maturity, interest paid on the Debentures will be deductible for United States income tax purposes and (ii) advancing the Stated Maturity shall not result in a taxable event to holders of the Preferred Securities, the Company shall have the right, prior to the termination of the Trust, to advance the Stated Maturity of the Debentures to the minimum extent required in order to allow for the payments of interest in respect of the Debentures to be tax deductible, provided that, in no event shall the resulting maturity of the Debentures be less than 15 years from the date of original issuance thereof. In the event that the Company elects to shorten the Stated Maturity of the Debentures pursuant to this Section 3.14, it shall give written notice to the Trustee, and the Trustee shall give notice of such shortening to the Holders, no less than 30 and no more than 60 days prior to the effectiveness thereof.

                  SECTION 3.15. Cusip Numbers.

                  The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                  SECTION 4.1. Satisfaction and Discharge of Indenture.

                  This Indenture shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Debentures herein expressly provided for and as otherwise provided in this Section 4.1) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)    either

                        (A) all Debentures theretofore authenticated and
                  delivered (other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                        (B) all such Debentures not theretofore delivered to the
                  Trustee for cancellation.

                            (i)   have become due and payable, or

                            (ii) will become due and payable at their Stated Maturity within one year of the date of deposit, or

                            (iii) are to be called for redemption within one
                      year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of clause (B)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Debentures are payable sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee for cancellation, for principal, premium, if any and interest (including any Additional Interest) to the date of such deposit (in the case of Debentures which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to Section 4.2(1)(B), the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

                  SECTION 4.2. Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest for the payment of which such money has been deposited with or received by the Trustee.

                                   ARTICLE V

                                    REMEDIES

                  SECTION 5.1. Events of Default.

                  "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon the Debentures, including any Additional Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that the deferral of any Distributions at any time an Extension Period is in effect shall not constitute and Event of Default;

                  (2) default in the payment of the principal of or premium, if any, on the Debentures at their Maturity;

                  (3) default in the performance, or breach, in any material respect, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section 5.1 specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debentures a written notice specifying such default or breach and requiring it to be remedied;

                  (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                  (5) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its' property, or the making by it of an assignment for the benefit for creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by the Company in furtherance of any such action; or

                  (6) the voluntary or involuntary dissolution, winding-up or termination of the Trust, except in connection with the distribution of the Debentures to the holders of Preferred Securities in liquidation of the Trust and in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement.

                  SECTION 5.2. Acceleration of Maturity; Rescission and
Annulment.

                  If an Event of Default (other than an Event of Default specified in Section 5.1(4) or 5.1(5)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures may declare the principal amount of all the Debentures to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that, in the case of the Debentures issued to the Trust, if, upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debentures fail to declare the principal amount of all the Debentures to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the corresponding Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such principal amount (or specified portion thereof) of and the accrued interest (including any Additional Interest) on all the Debentures shall become immediately due and payable. Payment of principal and interest (including any Additional Interest) on such Debentures shall remain subordinated to the extent provided in Article XIV notwithstanding that such amount shall become immediately due and payable as herein provided. If an Event of Default specified in Section 5.1(4) or 5.1(5) occurs, the principal amount of all the Debentures shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of a majority in principal amount of the Outstanding Debentures, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                     (A) all overdue installments of interest (including any
                  Additional Interest) on all of the Debentures,

                     (B) the principal of and premium, if any, on any
                  Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures, and

                     (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default, other than the non-payment of the principal of Debentures which has become due solely by such acceleration, have been cured or waived as provided in Section 5.13;

provided that, in the case of Debentures held by the Trust, if the Holders of at least a majority in principal amount of the Outstanding Debentures fail to rescind and annul such declaration and its consequences, the holders of a majority in aggregate Liquidation Amount of the Preferred Securities then outstanding shall have such right by written notice to the Company and the Trustee, subject to the satisfaction of the conditions set forth in Clauses (1) and (2) above of this Section 5.2.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if:

                  (1) default is made in the payment of any installment of interest (including any Additional Interest) on any Debenture when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of and premium, if any, on any Debenture at the Maturity thereof,

the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal, premium, if any, and interest (including any Additional Interest); and, in addition thereto, all amounts owing the Trustee under Section 6.7.

                  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the amounts so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Debentures and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debentures, wherever situated.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 5.4. Trustee May File Proofs of Claim.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures or the property of the Company or of such other obligor or their creditors,

                  (a) the Trustee (irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest (including any Additional Interest)) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest (including any Additional Interest) owing and unpaid in respect to the Debentures and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under Section 6.7 allowed in any such judicial proceedings; and

                  (ii) in particular, the Trustee shall be authorized to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

                  (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.7.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  SECTION 5.5. Trustee May Enforce Claims Without Possession of Debentures.

                  All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

                  SECTION 5.6. Application of Money Collected.

                  Any money or property collected or to be applied by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal, premium, if any, or interest (including any Additional Interest), upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.7;

                  SECOND: Subject to Article XIV, to the payment of the amounts then due and unpaid upon the Debentures for principal (and premium, if any), interest (including any Additional Interest) and Additional Taxes, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on the Debentures for principal, premium, if any, and interest (including any Additional Interest), respectively; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto.

                  SECTION 5.7. Limitation on Suits.

                  Subject to Section 5.8, no Holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Debentures shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debentures;

it being understood and intended that no one or more of the Holders shall have any right in any manner whatever by virtue of, or by availing itself of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders.

                  SECTION 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest; Direct Action by Holders of Preferred Securities.

                  Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right which is absolute and unconditional to receive payment of the principal of, premium, if any, and (subject to Section 3.7) interest (including any Additional Interest) on such Debenture on the respective Stated Maturities expressed in such Debenture (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. In the case of Debentures held by the Trust, any holder of the Preferred Securities shall have the right, upon the occurrence of an Event of Default described in Section 5.1(1) or 5.1(2), to institute a suit directly against the Company for enforcement of payment to such holder of principal of, premium, if any, and (subject to Section 3.7) interest (including any Additional Interest) on the Debentures having a principal amount equal to the aggregate Liquidation Amount of such Preferred Securities held by such holder.

                  SECTION 5.9. Restoration of Rights and Remedies.

                  If the Trustee, any Holder or any holder of Preferred Securities has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Preferred Securities, then and in every such case the Company, the Trustee, the Holders and such holder of Preferred Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Holders and the holders of Preferred Securities shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative.

                  Except as otherwise provided in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not Waiver.

                  No delay or omission of the Trustee, any Holder of any Debenture or any holder of any Preferred Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

                  Every right and remedy given by this Article V or by law to the Trustee or to the Holders and the right and remedy given to the holders of Preferred Securities by Section 5.8 may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Holders or the holders of Preferred Securities, as the case may be.

                  SECTION 5.12. Control by Holders.

                  The Holders of a majority in principal amount of the Outstanding Debentures shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if a Responsible Officer or Officers of the Trustee shall, in good faith, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

                  SECTION 5.13. Waiver of Past Defaults.

                  The Holders of not less than a majority in principal amount of the Outstanding Debentures and, in the case of any Debentures issued to the Trust, the holders of a majority in Liquidation Amount of Preferred Securities issued by the Trust may waive any past default hereunder and its consequences, except a default:

                  (1) in the payment of the principal of, premium, if any, or interest (including any Additional Interest) on any Debenture (unless all Events of Default, other than the non-payment of the principal of Debentures which has become due solely by such acceleration, have been cured or annulled as provided in Section 5.3 and the Company has paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest (including any Additional Interest) on all Debentures, the principal of and premium, if any, on any Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures, and all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel), or

                  (2) in respect of a covenant or provision hereof which under
         Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Debenture affected.

                  Any such waiver shall be deemed to be on behalf of the Holders of all the Debentures or, in the case of a waiver by holders of Preferred Securities, by all holders of Preferred Securities.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.14. Undertaking for Costs.

                  All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Debentures, to any suit instituted pursuant to Section 5.8 by any holder or group of holders holding in the aggregate more than 10% in aggregate Liquidation Amount of Preferred Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest (including any Additional Interest) on any Debenture on or after the respective Stated Maturities expressed in such Debenture.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                     TRUSTEE

                  SECTION 6.1. Certain Duties and Responsibilities.

                  (a) Except during the continuance of an Event of Default,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that

                  (1) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section 6.1;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.1.

                  SECTION 6.2. Notice of Defaults.

                  Within 90 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders of Debentures, as their names and addresses appear in the Debenture Register, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest (including any Additional Interest) on any Debenture, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Debentures; and provided, further, that, in the case of any default of the character specified in Section 5.1(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section 6.2, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                  SECTION 6.3. Certain Rights of Trustee.

                  Subject to the provisions of Section 6.1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, indenture, Debenture or other paper or document, but the Trustee in its discretion may make such inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  SECTION 6.4. Not Responsible for Recitals or Issuance of Debentures.

                  The Recitals contained herein and in the Debentures, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Debentures or the proceeds thereof.

                  SECTION 6.5. May Hold Debentures.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Debenture Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Debenture Registrar or such other agent.

                  SECTION 6.6. Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  SECTION 6.7. Compensation and Reimbursement.

                  The Company, as borrower, agrees

                  (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel) incurred without negligence or bad faith, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall survive the termination of this Indenture.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Reform Act of 1978 or any successor statute.

                  SECTION 6.8. Disqualification; Conflicting Interests.

                  The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in said Section 310(b).

                  SECTION 6.9. Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be:

                  (a) a corporation organized and doing business under the laws of the United States of America or of any state or territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal, state, territorial or District of Columbia authority, or

                  (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this
Section 6.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.9, it shall resign immediately in the manner and with the effect hereinafter specified in this
Article VI. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee.

                  SECTION 6.10. Resignation and Removal; Appointment of
Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Trustee under
Section 6.11.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after such removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debenture for at least six months,

                  (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, acting pursuant to the authority of a Board Resolution, may remove the Trustee or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debenture for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Debentures as their names and addresses appear in the Debenture Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 6.11. Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in Section 6.11(a).

                  (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VI.

                  SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated, and in case any Debentures shall not have been authenticated, any successor to the Trustee may authenticate such Debentures either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Debentures or in this Indenture that the certificate of the Trustee shall have.

                  SECTION 6.13. Preferential Collection of Claims Against
Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                  SECTION 6.14. Appointment of Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Debentures issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6. Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Debentures by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any state or territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.14 the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this
Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section 6.14.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14.

                  If an appointment is made pursuant to this Section 6.14, the Debentures may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Debentures referred to in the within mentioned Indenture.

Dated:

                                  WILMINGTON TRUST COMPANY

                                  -----------------------------------------
                                  As Trustee


                                  By:
                                     --------------------------------------
                                             As Authenticating Agent


                                  By:
                                     --------------------------------------
                                             As Authorized Officer


                                  ARTICLE VII

                HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  SECTION 7.1. Company to Furnish Trustee Names and Addresses of Holders.

                  The Company shall furnish or cause to be furnished to the
Trustee:

                  (a) semi-annually, not more than 15 days after January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such January 1 and July 1, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Debenture Registrar.

                  SECTION 7.2. Preservation of Information, Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Debenture Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

                  (c) Every Holder of Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

                  SECTION 7.3. Reports by Trustee.

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debentures are listed and with the Commission. The Company will promptly notify the Trustee when any Debentures are listed on any stock exchange.

                  SECTION 7.4. Reports by Company.

                  The Company shall file all annual and quarterly reports and the information, documents and other reports that the Company is required to file with the Commission pursuant to Section 13(a) or Section 15(d) of the Exchange Act ("SEC Reports") with the Trustee and the Property Trustee within 15 days after the same is filed with the Commission. Notwithstanding that the Company may not be required or shall cease to be required to remain subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, the Company shall continue to file the SEC Reports with the Commission, unless the Commission shall not accept such a filing. The Company shall, for so long as any Debentures or Preferred Securities are outstanding, (i) furnish copies of the SEC Reports to Holders of the Preferred Securities and Debentures, respectively, at the time the Company is required to make such information available to the Trustee and the Property Trustee and to prospective investors who request it in writing, whether or not required by the Exchange Act to file SEC Reports with the Commission and (ii) furnish to the Holders and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 8.1. Company May Consolidate, etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and no Person shall consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest (including any

         Additional Interest) on all the Debentures and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

                  (3) in the case of Debentures held by the Trust, such consolidation, merger, conveyance, transfer or lease is permitted under the Trust Agreement and Guarantee and does not give rise to any breach or violation of the Trust Agreement or Guarantee; and

                  (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and any such supplemental indenture complies with this Article VIII and that all conditions precedent herein provided for relating to such transaction have been complied with; and the Trustee, subject to Section 6.1, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

                  SECTION 8.2. Successor Corporation Substituted.

                  Upon any consolidation or merger by the Company with or into any other Person, or any conveyance, transfer or lease by the Company of its properties and assets substantially as an entirety to any Person in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; and in the event of any such conveyance, transfer or lease the Company shall be discharged from all obligations and covenants under the Indenture and the Debentures and may be dissolved and liquidated.

                  Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the written order of such successor Person instead of the Company and subject to all the terms, conditions and limitations prescribed herein, the Trustee shall authenticate and shall make available for delivery any Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Debentures which such successor Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.1. Supplemental Indentures without Consent of
Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company contained herein and in the Debentures;

                  (2) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company;

                  (3) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company;

                  (4) to add any additional Events of Default;

                  (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Debenture created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

                  (6) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (6) shall not adversely affect the interest of the Holders in any material respect or, in the case of the Debentures issued to the Trust and for so long as any of the corresponding Preferred Securities issued by the Trust shall remain outstanding, the holders of such Preferred Securities;

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trust hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b);

                  (8) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act;

                  (9) to provide for the right of Holders to require the Company to repurchase Debentures in accordance with Section XII of this Indenture upon a Change of Control; or

                  (10) to provide for the issuance of Debentures to Holders of Preferred Securities in connection with the liquidation of the Trust permitted by the Trust Agreement.

                  SECTION 9.2. Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby,

                  (1) except to the extent permitted by Section 3.11 or as otherwise specified as contemplated by Section 2.1 with respect to the deferral of the payment of interest on the Debentures, change the Stated Maturity of the principal of, or any installment of interest (including any Additional Interest) on, any Debenture, or reduce the principal amount thereof or the rate of interest thereon or reduce any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Debenture or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
         Date);

                  (2) reduce the percentage in principal amount of the Outstanding Debentures, the consent of the Holders of which is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

                  (3) modify any of the provisions of this Section 9.2, Section
         5.13 or Section 10.5, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Debenture affected thereby; or

                  (4) modify the provisions in Article XIV with respect to the subordination of Outstanding Debentures in a manner adverse to the Holders;

provided, further, that, in the case of Debentures issued to the Trust, so long as any of the Preferred Securities issued by the Trust remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such Preferred Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount of the Preferred Securities then outstanding unless and until the principal of, premium, if any, and all accrued and, subject to Section 3.7, unpaid interest (including any Additional Interest) on the Debentures have been paid in full, and (ii) no amendment shall be made to Section 5.8 that would impair the rights of the holders of Preferred Securities provided therein without the prior consent of the holders of each Preferred Security then outstanding unless and until the principal of, premium, if any, and all accrued and (subject to Section 3.7) unpaid interest (including any Additional Interest) on the Debentures have been paid in full.

                  It shall not be necessary for any Act of Holders under this
Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.3. Execution of Supplemental Indentures.

                  In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent have been complied with.

                  The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.4. Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this
Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 9.5. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 9.6. Reference in Debentures to Supplemental
Indentures.

                  Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

                                   ARTICLE X

                                   COVENANTS

                  SECTION 10.1. Payment of Principal, Premium and Interest.

                  The Company covenants and agrees for the benefit of the Holders that it shall duly and punctually pay the principal of, premium, if any, and interest (including Additional Interest) on the Debentures in accordance with the terms of the Debentures and this Indenture.

                  SECTION 10.2. Maintenance of Office or Agency.

                  The Company shall maintain in each Place of Payment for the Debentures an office or agency where Debentures may be presented or surrendered for payment and an office or agency where Debentures may be surrendered for registration of transfer, conversion or exchange and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company initially appoints the Trustee, acting through its Corporate Trust Office, as its agent for said purposes. The Company shall give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Debentures may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Debentures for such purposes. The Company shall give prompt written notice to the Trustee of any such designation and any change in the location of any such office or agency.

                  SECTION 10.3. Money for Debenture Payments to be Held in
Trust.

                  If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of the principal of, premium, if any. or interest on any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it shall, prior to 10:00 a.m. New York City time on each due date of the principal of or interest on any Debentures, deposit with a Paying Agent a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its failure so to act.

                  The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.3, that such Paying Agent shall:

                  (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest (including Additional Interest) on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debentures) in the making of any payment of principal, premium, if any, or interest (including Additional Interest);

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

                  (4) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest (including Additional Interest) on any Debenture and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 10.4. Statement as to Compliance.

                  The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, one of the signatories of which shall be the principal executive, principal financial or principal accounting officer of the Company, covering the preceding fiscal year, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. For the purpose of this Section 10.4, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

                  SECTION 10.5. Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any covenant or condition provided pursuant to Section 9.1(3) or 9.1(4), if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Debentures shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

                  SECTION 10.6. Payment of Trust Costs and Expenses.

                  Since the Trust is being formed solely to facilitate an investment in the Debentures, the Company, in its capacity as the issuer of the Debentures, hereby covenants to pay all debts and obligations (other than with respect to the Preferred Securities and Common Securities) and all costs and expenses of the Trust (including all costs and expenses relating to the organization of the Trust, the fees and expenses of the Trustees and all costs and expenses relating to the operation of the Trust) and to pay any and all taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority, so that the net amounts received and retained by the Trust and the Property Trustee after paying such expenses shall be equal to the amounts the Trust and the Property Trustee would have received had no such costs or expenses been incurred by or imposed on the Trust. The obligations of the Company to pay all debts, obligations, costs and expenses of the Trust (other than with respect to the Preferred Securities and Common Securities) shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture.

                  SECTION 10.7. Additional Covenants.

                  The Company covenants and agrees with each Holder of Debentures that it shall not, and it shall not permit any Subsidiary of the Company to, (i) declare or pay any dividends or distributions on, or redeem purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock, (ii) make any payment of principal of, premium, if any, or interest on or repay, repurchase or redeem any debt securities of the Company that rank pari passu with or junior in interest to the Debentures or
(iii) make any guarantee payments with respect to any guarantee by the Company of debt securities of any subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to the Debentures (other than (a) dividends or distributions in the Company's capital stock, (b) any declaration of a dividend in connection with the implementation of a Rights Plan or the redemption or repurchase of any rights distributed pursuant to a Rights Plan, (c) payments under the Guarantee and (d) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers or employees, related to the issuance of Common Stock or rights under a dividend reinvestment and stock purchase plan, or related to the issuance of Common Stock (or securities convertible or exchangeable for Common Stock) as consideration in an acquisition transaction that was entered into prior to the commencement of such Extension Period) if at such time (x) there shall have occurred any event of which the Company has actual knowledge that (A) with the giving of notice or the lapse of time or both, would constitute an Event of Default with respect to the Debentures and (B) in respect of which the Company shall not have taken reasonable steps to cure, (y) if the Debentures are held by the Trust, the Company shall be in default with respect to its payment of any obligations under the Guarantee or (z) the Company shall have given notice of its election to begin an Extension Period with respect to the Debentures as provided herein and shall not have rescinded such notice, or such Extension Period or any extension thereof shall be continuing.

                  The Company also covenants: (i) to maintain directly or indirectly 100% ownership of the Common Securities; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of the Common Securities; (ii) not to voluntarily terminate, wind-up or liquidate the Trust, except (a) in connection with a distribution of the Debentures to the holders of the Trust Securities in a liquidation of the Trust permitted by the Trust Agreement or (b) in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement; (iii) to use its reasonable efforts, consistent with the terms and provisions of the Trust Agreement, to cause the Trust to remain classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes; (iv) to pay to the Trust any amounts that the Trust would be required to pay as Liquidated Damages to the Holders of Preferred Securities pursuant to the Registration Rights Agreement and (v) where Debentures are distributed upon a liquidation of the Trust permitted by the Trust Agreement, to pay to the Holders of the Debentures any Liquidated Damages that are payable to such Holders pursuant to the Registration Rights Agreement.

                                   ARTICLE XI

              REDEMPTION OF SECURITIES AT THE OPTION OF THE COMPANY

                  SECTION 11.1. Applicability of Article.

                  Redemption of Debentures as permitted or required by any form of Debenture issued pursuant to this Indenture shall be made in accordance with such form of Debenture and this Article XI; provided, however, that if any provision of any such form of Debenture shall conflict with any provision of this Article XI, the provision of such form of Debenture shall govern. Except as otherwise set forth in the form of Debenture, each Debenture shall be subject to partial redemption only in the amount of $50 or integral multiples thereof.

                  SECTION 11.2. Election to Redeem; Notice to Trustee.

                  The Company's election to redeem any Debentures shall be evidenced by or pursuant to a Board Resolution. In case of any redemption of the Debentures at the election of the Company, the Company shall, not less than 45 nor more than 60 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such date and of the principal amount of Debentures to be redeemed. In the case of any redemption of Debentures prior to the expiration of any restriction on such redemption provided in the terms of such Debentures, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

                  SECTION 11.3. Selection of Debentures to be Redeemed.

                  If less than all the Debentures are to be redeemed, the particular Debentures to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures not previously called for redemption, pro rata or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Debenture, provided that the unredeemed portion of the principal amount of any Debenture shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Debenture. If less than all the Debentures are to be redeemed, the particular Debentures to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debentures

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

of such specified tenor not previously called for redemption in accordance with the preceding sentence.

                  The Trustee shall promptly notify the Company in writing of the Debentures selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal amount of such Debenture which has been or is to be redeemed. If the Company shall so direct, Debentures registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Debentures selected for redemption.

                  SECTION 11.4. Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the 30th day, and not earlier than the 60th day, prior to the Redemption Date, to each Holder of Debentures to be redeemed, at the address of such Holder as it appears in the Debenture Register.

                  Each notice of redemption shall identify the Debentures to be redeemed (including CUSIP number, if a CUSIP number has been assigned to such Debentures) and shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;

                  (c) if less than all Outstanding Debentures are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Debentures to be redeemed;

                  (d) that on the Redemption Date, the Redemption Price shall become due and payable upon each such Debenture or portion thereof, and that interest thereon shall cease to accrue on and after said date; and

                  (e) the place or places where such Debentures are to be surrendered for payment of the Redemption Price.

                  Notice of redemption of Debentures to be redeemed at the election of the Company, shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall not be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

                  SECTION 11.5. Deposit of Redemption Price.

                  Prior to 10:00 a.m. New York City time on the Redemption Date specified in the notice of redemption given as provided in Section 11.4, the Company shall deposit with the Trustee or with one or more Paying Agents (or if the Company is acting as its own Paying Agent, the Company will segregate and hold in trust as provided in Section 10.3) an amount of money

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

sufficient to pay the Redemption Price of, and any accrued interest (including Additional Interest) on, all the Debentures which are to be redeemed on that date.

                  SECTION 11.6. Payment of Debentures Called for Redemption.

                  If any notice of redemption has been given as provided in
Section 11.4, the Debentures or portion of Debentures with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price. On presentation and surrender of such Debentures at a Place of Payment specified in such notice, such Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with accrued interest (including any Additional Interest) to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debentures, or one or more Predecessor Debentures, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

                  Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Debenture so presented and having the same Original Issue Date, Stated Maturity and terms. If a Global Debenture is so surrendered, such new Debenture shall also be a new Global Debenture.

                  If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium, if any, on such Debenture shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debenture.

                  SECTION 11.7. Right of Redemption of Debentures.

                  The Company, at its option, may redeem the Debentures, in whole or in part, (i) on or after October 15, 2002 at the redemption prices specified in the form of the Debenture herein before set forth, together with accrued and unpaid interest, including Additional Interest, and liquidated damages pursuant to the Registration Rights Agreement, if any, to the Redemption Date, or (ii) upon the occurrence and during the continuation of a Tax Event, at any time within 90 days following the occurrence of such Tax Event in respect of the Trust, at a redemption price equal to 100% of the principal amount thereof, plus any accrued and unpaid interest, including Additional Interest and liquidated damages pursuant to the Registration Rights Agreement, if any, to the Redemption Date; provided that, in either case, if a partial redemption of the Debentures would result in the delisting of the Preferred Securities or Debentures from any securities exchange on which the Preferred Securities or Debentures are then listed, the Company may redeem the Debentures only in whole.

                                  ARTICLE XII

                              MANDATORY REDEMPTION

                  SECTION 12.1. Mandatory Redemption

                  In the event that the Trust shall be required to repurchase Preferred Securities pursuant to Article X of the Trust Agreement, the Company shall be required to redeem a Like

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

Amount of Debentures on a pro rata basis at a Redemption Price per $50 principal amount of Debentures equal to the Trust Securities Repurchase Price.

                  SECTION 12.2. Notice of Redemption.

                  The Company shall give notice of its obligation to redeem Debentures pursuant to this Article XII, which notice shall specify the Redemption Date (but need not specify the principal amount to be redeemed at such time), to the Trustee no later than the date on which the Trust is required to give notice to the Property Trustee of a Change of Control and the right of Holders to require repurchase of Preferred Securities pursuant to Article X of the Trust Agreement.

                  SECTION 12.3. Deposit of Repurchase Price.

                  On or prior to the Repurchase Date, the Company shall notify the Trustee of the principal amount of Debentures to be redeemed on the Redemption Date and the Company shall redeem Debentures equal in aggregate principal amount to the Liquidation Amount of Preferred Securities to be repurchased on the Repurchase Date and cause to be deposited with the Property Trustee or with a Paying Agent an amount of money in same day funds sufficient to pay the redemption price therefor.

                  SECTION 12.4. Right to Require Repurchase of Debentures.

                  In the event Debentures are distributed to Holders of Preferred Securities upon a liquidation of the Trust permitted by the Trust Agreement, the Company and the Trustee shall cause this Indenture to be amended (which amendment shall not require the consent of Holders of Debentures) to provide Holders of Debentures with a right to require the Company to repurchase Debentures upon a Change of Control substantially similar to the right of Holders of Preferred Securities to require such a repurchase of Preferred Securities pursuant to Article X of the Trust Agreement.

                  SECTION 12.5. Definitions.

                  For purposes of this Section:

                  (a) A "Change in Control" shall occur when : (a) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, or all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, (b) the adoption of a plan relating to the liquidation or dissolution of the Company, (c) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" (as such terms are used in Section 13(d)(3) of the Exchange
Act) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly through one or more intermediaries, of more than 50% of the voting power of the outstanding voting stock of the Company, (d) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, other than any such transaction where the beneficial owners of the outstanding common stock of the Company immediately prior to such transaction beneficially own a majority of the outstanding shares of voting stock of the surviving person immediately after such transaction, or (e) the first day on which more than a majority of the members of the Board of Directors of the Company are not Continuing Directors; provided, however, that a Change of Control shall not be deemed to have occurred if the last

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

reported sale price per share of the Common Stock for any ten Trading Days (as defined) within the period of twenty consecutive Trading Days (x) ending immediately after the later of the Change of Control and the public announcement of the Change in Control (in the case of a Change in Control under clause (a), (b), (c) or (e) above) or (y) ending immediately before the Change in Control (in the case of a Change in Control under clause (d) above) shall equal or exceed 105% of the Conversion Price in effect on each such Trading Day. If not earlier made, the Company shall make a public announcement of a Change of Control within five Business Days of the occurrence of such Change of Control.

                  (b) "Continuing Directors" means as of any date of determination, any member of the board of directors of the Company who (a) was a member of the board of directors on the date of original issuance of the Debentures or (b) was nominated for election to the board of directors with the approval of, or whose election was ratified by, at least two-thirds of the Continuing Directors who were members of the board of directors at the time of such nomination or election.

                                  ARTICLE XIII

                            CONVERSION OF SECURITIES

                  SECTION 13.1. Conversion Rights.

                  Subject to and upon compliance with the provisions of this
Article XIII, the Debentures are convertible, at the option of the Holder, at any time after September 29, 1999, and on or before 5:00 p.m. (New York City time) on the second Business Day immediately preceding the date of repayment of such Debentures, whether at maturity or upon redemption, into fully paid and nonassessable shares of Common Stock at an initial conversion rate of 6.7125 shares of Common Stock for each $50 in aggregate principal amount of Debentures (equal to a conversion price (the "Conversion Price") of $7.4488 per share of Common Stock, subject to adjustment as described in this Article XIII). A Holder of Debentures may convert any portion of the principal amount of the Debentures into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Debentures to be converted by the Conversion Price. In case a Debenture or portion thereof is called for redemption, such conversion right in respect of the Debenture or portion so called shall expire at 5:00 p.m. (New York City time) on the second Business Day immediately preceding the corresponding Redemption Date, unless the Company defaults in making the payment due upon redemption.

         Notwithstanding the foregoing, no holder of Debentures that is subject to the restrictions of Section 4 of the Bank Holding Company Act of 1956, as amended (the "BHCA") (a "BHCA Person"), shall have the right to convert any Debentures if, after giving effect to such conversion, the BHCA Person, its affiliates and transferees would own or be deemed to own shares of Common Stock in excess of either the maximum number of shares of Common Stock which the BHCA Person is permitted to own under the BHCA and the regulations of the Board of Governors of the Federal Reserve thereunder or such lower number as the relevant BHCA Person may have requested in writing to the Conversion Agent. No BHCA Person shall have the right to assign or transfer its Debentures (other than to an affiliate) unless such Debentures are assigned or transferred (i) to the public in an offering registered under the Securities Act, (ii) in a transaction pursuant to Rule 144 or 144A under the Securities Act in which no person acquires Debentures convertible into more than 2% of the outstanding Common Stock, (iii) in a single transaction to a third party who acquires a majority of the Common Stock without regard to the

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

conversion of any Debentures so transferred or (iv) in any other manner permitted under the BHCA. The Conversion Agent may rely on the representation of the relevant BHCA Person that a transfer has been made in the foregoing manner.


                  SECTION 13.2. Conversion Procedures.

                  (a) To convert all or a portion of the Debentures, the Holder thereof shall deliver to the Conversion Agent an irrevocable Conversion Request setting forth the principal amount of Debentures to be converted, together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion and, if such Debentures are definitive Debentures, surrender to the Conversion Agent the Debentures to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Preferred Securities may exercise its right under the Trust Agreement to exchange such Preferred Securities for Debentures which shall be converted into Common Stock by delivering to the Conversion Agent an irrevocable Conversion Request setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security for a portion of the Debentures held by the Trust (at an exchange rate of $50 principal amount of Debentures for each Preferred Security) and (ii) to immediately convert such Debentures, on behalf of such Holder, into Common Stock pursuant to this Article XIII and, if such Preferred Securities are in definitive form, surrendering such Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Preferred Securities are outstanding, the Trust shall not convert any Debentures except pursuant to a Conversion Request delivered to the Conversion Agent by a holder of Preferred Securities.

                  If a Conversion Request is delivered on or after the Regular Record Date and prior to the subsequent Interest Payment Date, the Holder shall be required to pay to the Company the interest payable to the Holder on the subsequent Interest Payment Date prior to receiving the shares of Common Stock, and shall be entitled to receive the interest payable on the subsequent Interest Payment Date, on the portion of Debentures to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. Except as provided in the immediately preceding sentence, the Company shall not make, or be required to make, any payment, allowance or adjustment for accumulated and unpaid interest, whether or not in arrears, on converted Debentures; provided, however, that if, during an Extension Period, a notice of redemption of Debentures is mailed or otherwise given to Holders of Debentures pursuant to Section 11.6 of this Indenture and a Holder of Debentures converts any Debentures into Common Stock after the date on which such notice of redemption is mailed or otherwise given but prior to the relevant Redemption Date, all accrued but unpaid interest (including Additional Payments and/or Liquidated Damages, if applicable) through the date of conversion shall be paid the Holder of such Debenture on the Redemption Date. Except as otherwise provided in the immediately preceding two sentences, in the case of any Debenture converted by a Holder of such Debenture, interest with a Stated Maturity which is after the date of conversion of such Debenture shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest (including Additional Payments and/or Liquidated Damages, if applicable) on the Debentures being converted, which shall be deemed to be paid in full. If any Debenture called for redemption is converted, any money deposited with Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Debenture shall (subject to any right of the Holder of such Debenture or any Predecessor Debenture to receive interest as provided in the last paragraph of Section 3.7 of this Indenture and this paragraph) be paid to the Company upon Company Request, or if then held by the Company, shall be discharged from such trust.


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                   Each conversion shall be deemed to have been effected
immediately prior to 5:00 p.m. (New York City time) on the day on which the Conversion Request was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Trust Agreement, as the case may be. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as a record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Conversion Request, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to each Person or Persons.

                  (b) Subject to any right of the Holder of such Debenture or any Predecessor Debenture to receive interest as provided in Section 13.2(a), the Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Debentures are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at maturity of the portion of Debentures so converted and any unpaid interest (including Additional Interest, if any) accrued on such Debentures at the time of such conversion and any interest payments which would have otherwise accrued after such conversion.

                  (c) No fractional shares of Common Stock shall be issued as a result of conversion, but in lieu thereof, the Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the last reported sale price of such fractional interest on the date on which the Debentures or Preferred Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn shall make such payment, if any, to the Holder of the Debentures or the holder of the Preferred Securities so converted.

                  (d) In the event of the conversion of any Debenture in part only, a new Debenture or Debentures for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation thereof in accordance with Section 3.6.

                  (e) In effecting the conversion transactions described in this
Section 13.2, the Conversion Agent is acting as agent of the holders of Preferred Securities (in the exchange of Preferred Securities for Debentures) and as agent of the Holders of Debentures (in the conversion of Debentures into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Preferred Securities for Debentures held by the Trust from time to time in connection with the conversion of such Preferred Securities in accordance with this Article XIII and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article XIII and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

                  SECTION 13.3. Conversion Price Adjustments.

                  The Conversion Price shall be subject to adjustment (without duplication) from time to time as follows:


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                  (a) If the Company shall (i) pay a dividend or make a
distribution with respect to the Common Stock in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, (iii) combine the outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of the shares of Common Stock any shares of capital stock of the Company, then the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Debentures thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Debentures been converted immediately prior thereto. An adjustment made pursuant to this Section 13.3(a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this Section 13.3(a), the Holder of any Debenture thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution filed with the Trustee) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes or series of capital stock.

                  (b) If the Company shall issue rights or warrants to all holders of the Common Stock entitling them (for a period expiring within 45 days after the record date mentioned in this Section 13.3) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock on such record date, then the Conversion Price for the Debentures shall be adjusted to equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. For the purposes of this Section 13.3(b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of the shares of Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this Section 13.3(b) in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the Conversion Price shall be readjusted at the time of such expiration to the Conversion Price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

                  (c) Subject to the last sentence of this Section 13.3(c), if the Company shall, by dividend or otherwise, distribute to all holders of Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights or warrants referred to in Section 13.3(b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in Section 13.3(a)), then the Conversion Price shall be reduced to the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by Section 13.3(c) by a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for the payment of such distribution (the "Reference


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Date") less the fair market value (as determined in good faith by the Board of
Directors, whose determination shall be conclusive and described in a Board Resolution), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 13.3(c) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price per share of Common Stock. For purposes of this Section 13.3(c), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any Conversion Price reduction required by this Section 13.3(c)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further Conversion Price reduction required by Section 13.3(a) or 13.3(b)), except (A) the Reference Date of such dividend or distribution as defined in this Section 13.3(c) shall be substituted as (a) "the record date in the case of a dividend or other distribution," and (b) "the record date for the determination of stockholders entitled to receive such rights or warrants" and
(c) "the date fixed for such determination" within the meaning of Sections 13.3(a) and 13.3(b), and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the Conversion Price in Section 13.3(a).

                  (d) If the Company shall pay or make a dividend or other distribution on the Common Stock exclusively in cash (excluding all cash dividends paid out of the retained earnings of the Company), then the Conversion Price shall be reduced to equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this Section 13.3(d) by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed (and not excluded as provided in the above parenthetical phrase) applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of the Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Debentures shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Debenture immediately prior to the record date for the distribution of the cash. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such record date had not been fixed.

                  (e) If the Company or any of its subsidiaries shall make a tender or exchange offer (other than an odd-lot offer) for all or any portion of the Common Stock and such tender or exchange offer shall involve the payment by the Company or such subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of


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

Directors, whose determination shall be conclusive and described in a Board Resolution) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer that exceeds 110% of the Current Market Price per share of Common Stock on the Trading Day next succeeding the Expiration Time, then the Conversion Price shall be reduced to equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this Section 13.3(e) by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Current Market Price per share of Common Stock on the Trading Day next succeeding the Expiration Time and the denominator of which shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares"), and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per share of Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

                  (f) For the purpose of any computation under Sections 13.3(b),
(c), (d) or (e), the "Current Market Price" per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than the earlier of the day in question or, if applicable, the day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if another event occurs that would require an adjustment pursuant to Sections 13.3(a) through (e), inclusive, the Board of Directors may make such adjustments to the Closing Prices during such five Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this Section 13.3, in which case any such determination by the Board of Directors shall be set forth in a Board Resolution and shall be conclusive. For purposes of this Section 13.3(f), the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the New York Stock Exchange (the "NYSE") or on such successor securities exchange as the Common Stock may be listed or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, and (ii) when used with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such securities exchange or in such market after the Expiration Time of such offer.

                  (g) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 13(a) through (e), as it considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period, and the Board of Directors shall have made a determination that such reduction would be in the best interest of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to Holders a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect. Such notice shall state the reduced Conversion Price and the period it shall be in effect.


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                  (h) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this Section 13.3(h) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

                  (i) If any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of the Debentures.

                  SECTION 13.4. Reclassification, Consolidation, Merger or Sale of Assets.

                  In the event that the Company shall be a party to any transaction involving (a) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (b) any consolidation of the Company with or merger of the Company into any other Person, any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), (c) any sale, transfer or lease of all or substantially all of the assets of the Company or
(d) any compulsory share exchange, in each case pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Outstanding Debenture shall have the right thereafter to convert each Debenture only into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock into which such Debenture could have been converted immediately prior to such transaction.

                  The Company or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquires the shares of the Company, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XIII.

                  SECTION 13.5. Notice of Adjustments of Conversion Price.

                  Whenever the Conversion Price is adjusted as herein provided:

                  (a) the Company shall compute the adjusted Conversion Price and shall prepare a certificate signed by the Chairman of the Board, President or a Vice President of the Company and by its Treasurer or an Assistant Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent, the Debenture Registrar and the registrar for the Preferred Securities; and

                  (b) notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall as soon as practicable be mailed by the Company to all record holders of Preferred Securities and Holders of Debentures at their last addresses as they appear upon the Debenture Registrar and the securities register for the Trust Securities.


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

                  SECTION 13.6. Prior Notice of Certain Events.

                  In case:

                  (a) the Company shall (i) declare any dividend (or any other distribution) on the Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 13.3(c) or (d), or (ii) authorize a tender or exchange offer that would require an adjustment pursuant to Section 13.3(e);

                  (b) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

                  (c) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall (1) if any Preferred Securities are outstanding, cause to be filed with the transfer agent for the Preferred Securities, and shall cause to be mailed to the holders of record of the Preferred Securities, at their last addresses as they shall appear upon the securities register of the Trust or (2) cause to be mailed to all Holders at their last addresses as they shall appear in the Debenture Register, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

                  SECTION 13.7. Certain Defined Terms.

                  The following definitions shall apply to terms used in this
Article XIII:

                  (a) "Closing Prices" of any security on any day means the last reported sale price for such security, regular way, on such day or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, of such security, in either case as reported on the NYSE Composite Tape or, if the security is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such security is

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listed or admitted to trading, or, if not listed or admitted to trading on a national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc., or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NYSE member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

                  (b) "Trading Day" means a day on which securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

                  SECTION 13.8. Dividend or Interest Reinvestment Plans.

                  Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Debentures were first issued, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above shall apply. There also shall be no adjustment of the Conversion Price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Article XIII.

                  SECTION 13.9. Certain Additional Rights.

                  In case the Company shall, by dividend or otherwise, declare or make a distribution on the Common Stock referred to in Section 13.3(c) or (d) (including dividends or distributions referred to in the last sentence of Section 13.3(c)), then the Holders, upon the conversion thereof subsequent to 5:00 p.m. (New York City time) on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution, also shall be entitled to receive for each share of Common Stock into which the Debentures are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a Board Resolution) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holders any portion of such distribution not consisting of cash or securities of the Company, pay such Holders an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution). If any conversion of Debentures described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a Board Resolution) to distribute to such Holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled, provided that such due bill (i) meets any

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applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

                  SECTION 13.10. Trustee Not Responsible for Determining Conversion Price or Adjustments.

                  Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Debenture for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Company contained in Article X or this Article XIII.

                                  ARTICLE XIV

                           SUBORDINATION OF SECURITIES

                  SECTION 14.1. Debentures Subordinate to Senior Indebtedness.

                  The Company covenants and agrees, and each Holder of a Debenture, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article XIV, the payment of the principal of, premium, if any, and interest (including any Additional Interest) on each and all of the Debentures are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

                  SECTION 14.2. Payment Over of Proceeds Upon Dissolution, etc.

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company (a "Proceeding"), then the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on such Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, before the Holders are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness or obligations of the Company subordinated to the payment of the Debentures, such payment or distribution being hereinafter referred to as a "Junior Subordinated Payment"), on account of principal of, premium, if any, or interest (including any Additional Interest) on the Debentures or on account of the purchase or other acquisition of

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

Debentures by the Company or any Subsidiary and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, which may be payable or deliverable in respect of the Debentures in any such Proceeding.

                  In the event that, notwithstanding the foregoing provisions of this Section 14.2, the Trustee or the Holder of any Debenture shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, before all amounts due or to become due on all Senior Indebtedness are paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all amounts due or to become due on all Senior Indebtedness remaining unpaid, to the extent necessary to pay all amounts due or to become due on all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                  The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a Proceeding for the purposes of this Section 14.2 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article VIII.

                  SECTION 14.3. Prior Payment to Senior Indebtedness Upon Acceleration of Debentures.

                  In the event that any Debentures are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Indebtedness outstanding at the time such Debentures so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Indebtedness (including any amounts due upon acceleration), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, before the Holders of the Debentures are entitled to receive any payment or distribution of any kind or character, whether in cash, properties or securities (including any Junior Subordinated Payment) by the Company on account of the principal of, premium, if any, or interest (including any Additional Interest) on the Debentures or on account of the purchase or other acquisition of Debentures by the Company or any Subsidiary.

                  In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Debenture prohibited by the foregoing provisions of this Section 14.3, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

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                  The provisions of this Section 14.3 shall not apply to any payment with respect to which Section 14.2 would be applicable.

                  SECTION 14.4. No Payment when Senior Indebtedness in Default.

                  In the event and during the continuation of any default in the payment of principal of, premium, if any, or interest on any Senior Indebtedness, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or such event or default, then no payment or distribution of any kind or character, whether in cash, properties or securities (including any Junior Subordinated Payment) shall be made by the Company on account of principal of, premium, if any, or interest (including any Additional Interest), if any, on the Debentures or on account of the purchase or other acquisition of Debentures by the Company or any Subsidiary, in each case unless and until all amounts due or to become due on such Senior Indebtedness are paid in full.

                  In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Debenture prohibited by the foregoing provisions of this Section 14.4, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

                  The provisions of this Section 14.4 shall not apply to any payment with respect to which Section 14.2 would be applicable.

                  SECTION 14.5. Payment Permitted if no Default.

                  Nothing contained in this Article XIV or elsewhere in this Indenture or in any of the Debentures shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 14.2 or under the conditions described in Sections 14.3 and 14.4, from making payments at any time of principal of, premium, if any, or interest (including Additional Interest) on the Debentures or (b) the application by the Trustee , at any time except during the pendency of any proceeding referred to in Section 14.2 or under the conditions described in Section 14.3 and 14.4, of any money deposited with it hereunder to the payment of or on account of the principal of, premium, if any, or interest (including any Additional Interest) on the Debentures or the retention of such payment by the Holders, if, at the time of such application by the Trustee.

                  SECTION 14.6. Subrogation to Rights of Holders of Senior Indebtedness.

                  Subject to the payment in full of all amounts due or to become due on all Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article XIV (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness of the Company to substantially the same extent as the Debentures are subordinated to the Senior Indebtedness

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

and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Debentures shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this
Article XIV, and no payments over pursuant to the provisions of this Article XIV to the holders of Senior Indebtedness by Holders or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

                  SECTION 14.7. Provisions Solely to Define Relative Rights.

                  The provisions of this Article XIV are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand. Nothing contained in this Article XIV or elsewhere in this Indenture or in the Debentures is intended to or shall (a) impair, as between the Company and the Holders, the obligations of the Company, which are absolute and unconditional, to pay to the Holders the principal of, premium, if any, and interest (including any Additional Interest) on the Debentures as and when the same shall become due and payable in accordance with their terms, (b) affect the relative rights against the Company of the Holders and creditors of the Company other than their rights in relation to the holders of Senior Indebtedness or (c) prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, including filing and voting claims in any Proceeding, subject to the rights, if any, under this Article XIV of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

                  SECTION 14.8. Trustee to Effectuate Subordination.

                  Each Holder of a Debenture by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article XIV and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

                  SECTION 14.9. No Waiver of Subordination Provisions.

                  No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

                  Without in any way limiting the generality of the immediately preceding paragraph, the holders of Senior Indebtedness may, at any time and from to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article XIV or the obligations hereunder of the Holders to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment

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

of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

                  SECTION 14.10. Notice to Trustee.

                  The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Debentures. Notwithstanding the provisions of this Article XIV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Debentures, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, agent or representative therefor; provided, however, that if the Trustee shall not have received the notice provided for in this Section 14.10 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including the payment of the principal of, premium, if any, or interest (including any Additional Interest) on any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which it was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

                  Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XIV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XIV, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  SECTION 14.11. Reliance on Judicial Order or Certificate of Liquidating Agent.

                  Upon any payment or distribution of assets of the Company referred to in this Article XIV, the Trustee, subject to the provisions of
Section 6.1, and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIV.

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                  SECTION 14.12. Trustee Not Fiduciary for Holders of Senior
Indebtedness.

                  The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XIV or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article XIV and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

                  SECTION 14.13. Rights of Trustee as Holder of Senior Indebtedness.

                  The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XIV with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article XIV shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 6.7.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XIV shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XIV in addition to or in place of the Trustee.

                  SECTION 14.14. Article Applicable to Paying Agents.

                  If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XIV shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article XIV in addition or in place of the Trustee.

                  SECTION 14.15. Certain Conversions or Exchanges Deemed
Payment.

                  For the purposes of this Article XIV only, (a) the issuance and delivery of Common Stock of the Company upon conversion of Debentures in accordance with their terms shall not be deemed to constitute a payment or distribution on account of the principal of, premium, if any, or interest (including any Additional Interest) on Debentures or on account of the purchase or other acquisition of Debentures, and (b) the payment, issuance or delivery of cash, property or securities (other than as provided in clause (a) of this sentence) upon conversion or exchange of a Debenture shall be deemed to constitute payment on account of the principal of such security.

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




                  SECTION 14.16. Trust Funds not Subordinated.

                  Notwithstanding anything contained herein to the contrary, payments from funds held in trust under Article IV by the Trustee for the payment of principal of, premium, if any, and interest on the Debentures shall not be subordinated to the prior payment of any Senior Indebtedness of the Company or subject to the restrictions set forth in this Article XIV and no Holder shall be obligated to pay over any such funds to the Company or any holder of Senior Indebtedness of the Company or any other creditor of the Company.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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


                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                CAREMARK RX, INC.



                                By: /s/ James H. Dickerson, Jr.
                                   ------------------------------------
                                   Name:  James H. Dickerson, Jr.
                                   Title: Executive Vice President and
                                          Chief Financial Officer



                                WILMINGTON TRUST COMPANY,
                                   as Trustee



                                By: /s/ Patricia A. Evans
                                   ------------------------------------
                                   Name:  Patricia A. Evans
                                   Title: Financial Services Officer



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